UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 4, 2020 (May 29, 2020)

LINCOLNWAY ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-51764	20-1118105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa	50201
(Address of Principal Executive Offices)	(Zip Code)

(515) 232-1010
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into Material Definitive Agreements

Effective 29, 2020 (the “Effective Date”) Lincolnway Energy, LLC (the “Company”) entered into an amendment (the “Amendment”) to its Credit Agreement with Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA (collectively, the “Lender”) dated July 3, 2017, as previously amended February 23, 2018 (the “Credit Agreement”).  CoBank, ACB (“CoBank”) continues to have a participation interest in the underlying loans issued under the Credit Agreement and continues to serve as administrative agent for the Credit Agreement.  The Amendment modifies the working capital, net worth and debt service coverage ratio financial covenants in the Credit Agreement as follows:

•
Working Capital.  The working capital financial covenant is modified to increase the minimum working capital the Company is required to have at the end of each financial statement period.  Pursuant to the Amendment the Company must have an excess of current assets over current liabilities of not less than $10,000,000  (“Working Capital Amount”); except that in determining (a) current assets, any amount available under any revolving term promissory note with Lender under the Credit Agreement may be included, and (b) current liabilities, any amount of revolving promissory note with Lender under the Credit Agreement considered a non-current liability and any amount of previous operating lease(s) now reflected as a current liability may be excluded (all as determined in accordance with the Accounting Standards (as defined in the “Credit Agreement”)).  The Working Capital Amount was previously $7,500,000.

•
Net Worth.  The net worth financial covenant is modified to reduce the net worth amount the Company is required to have at the end of each financial statement period.  Pursuant to the Amendment, the Company must have an excess of total assets over total liabilities of not less than $24,000,000 (all as determined in accordance with the Accounting Standards) (the “Net Worth Amount”), and a specified receivable is excluded.  The Net Worth Amount was previously $25,000,000.

•
Debt Service Coverage Ratio.  The language of this financial covenant is modified to provide that the application of this covenant to the Company does not commence until the fiscal year ending September 30, 2021 and to provide that commencing with the fiscal year ending September 30, 2020, the Company shall not have a Debt Service Coverage Ratio of less than 1.50 to 1.00.  Under the Amendment, the definition of Debt Service Coverage Ratio is modified to mean: (a) net income (after taxes), plus depreciation and amortization, minus non-cash income from patronage/investments, minus extraordinary gains (plus losses), minus gains (plus losses) on asset sale; divided by (b) $5,000,000 (all as determined in accordance with the Accounting Standards).

In addition, the Amendment modified the dividend and distributions negative covenant to provide increased financial limitations on the ability of the Company to declare or pay dividends or distributions to its members.  Under the Amendment, the Company may not declare or pay any dividends or purchase, redeem, retire or otherwise acquire for value any of its capital stock, or allocate or otherwise set apart any sum for any of the foregoing, except that beginning with fiscal year ending September 30, 2022 and each fiscal year thereafter, the Company may pay dividends in an amount up to 40.00% of its net income for the prior fiscal year assuming there no Event of Default or Potential Default has occurred and continues or would result therefrom. Notwithstanding the foregoing, the Company may pay dividends of up to 75.00% of net income for the prior fiscal year, provided that the Company’s working capital, pre and post distribution, remains above $15,000,000.00 million and assuming there no Event of Default or Potential Default has occurred and continues or would result therefrom.

In connection with the execution of the Amendment, the Company and Lender entered into an Amended and Restated Revolving Term Promissory Note dated May 29, 2020 (the “Restated Revolving Term Note”) which amended, restated and superseded the Amended and Restated Revolving Term Promissory Note dated December 28, 2018 (the “Prior Revolving Term Note”).  The Restated Revolving Term Note amends the Prior Revolving Term Note to delay the commencement of the maximum commitment amount reduction schedule for a year so that the new maximum commitment amount reduction schedule is as follows:

Maximum Commitment Amount	From	Up to and Including
$20,000,000	October 20, 2021	October 19, 2022
$15,000,000	October 20, 2022	October 19, 2023
$10,2000,000	October 20, 2023	October 1, 2024

In connection with the execution of the Amendment, the Company and the Lender entered into an Amended and Restated Revolving Credit Promissory Note dated May 29, 2020 (the “Restated Revolving Credit Note”) which amended, restated and superseded the Revolving Credit Promissory Note dated June 28, 2019 to extend the maturity date to January 1, 2021, subject to an annual renewal.

In connection with the execution of the Credit Agreement, the Company and the Lender also entered into an Amended and Restated Letter of Credit Promissory Note dated May 29, 2020 (the “Restated Letter of Credit Note”) which amended, restated and superseded the Revolving Letter of Credit Promissory Note dated June 28, 2019.   The maximum amount of the letter of credit commitment was changed to $1,307,525.

The foregoing descriptions of the Amendment to Credit Agreement, Restated Revolving Term Note, Restated Revolving Credit Note, and Restated Letter of Credit Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment to Credit Agreement, Restated Revolving Term Note, Restated Revolving Credit Note, and Restated Letter of Credit Note which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03, as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amendment to Credit Agreement dated May 29, 2020 between Lincolnway Energy, LLC and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA

10.2	Amended and Restated Revolving Term Promissory Note dated May 29, 2020 between Lincolnway Energy, LLC and Farm Credit Services of America, FLCA

10.3	Amended and Restated Revolving Credit Promissory Note dated May 29, 2020 between Lincolnway Energy, LLC and Farm Credit Services of America, PCA

10.4	Amended and Restated Letter of Credit Promissory Note dated May 29, 2020 between Lincolnway Energy, LLC and Farm Credit Services of America, PCA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: June 4, 2020	By:	/s/ Jeff Kistner
Jeff Kistner
Interim Chief Financial Officer